                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                     GREEN TREE FINANCIAL CORP.



                                     BY: /s/Phyllis A. Knight
                                         -----------------------------
                                         Phyllis A. Knight
                                         Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%, 7.20%,
                                     7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996

                            CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                            TRUST ACCOUNT #13223001
                            REMITTANCE DATE: 1/17/97

                                                  Total $       Per $1,000
                                                   Amount         Original
                                                 -----------   ------------

Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                         $5,587,545.40

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                       0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                    5,587,545.40

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(6.10%)         6.10%
          b. Class A-1 Interest                 621,834.86       4.31829764
          c. Class A-2 Remittance Rate(6.45%)         6.45%
          d. Class A-2 Interest                 314,437.50       5.37500000
          e. Class A-3 Remittance Rate(6.90%)         6.90%
          f. Class A-3 Interest                 181,700.00       5.75000000
          g. Class A-4 Remittance Rate(7.20%)         7.20%
          h. Class A-4 Interest                 421,440.00       6.00000000
          i. Class A-5 Remittance Rate(7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                     7.65%
          j. Class A-5 Interest                 521,857.50       6.37500000

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00              .00

      (4) Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00              .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 2

                                    CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 1/17/97
B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 2,232,282.43           N/A
          a. Scheduled Principal                    753,264.21           N/A
          b. Principal Prepayments                1,194,130.85           N/A
          c. Liquidated Contracts                   284,887.37           N/A
          d. Repurchases                                   .00           N/A
     (6)  Pool Scheduled Principal
           Balance                              441,364,218.00  948.62295077
     (6a) Pool Factor                                .94862295

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
           Date                                                        91.61%
     (9)  Class A Percentage for the following
           Remittance Date                                             91.57%
     (10) Class A Principal Distribution:
          a. Class A-1                            2,232,282.43   15.50196132
          b. Class A-2                                     .00           .00
          c. Class A-3                                     .00           .00
          d. Class A-4                                     .00           .00
          e. Class A-5                                     .00           .00

     (11) Class A-1 Principal Balance           120,095,886.00  833.99920833
     (11a)      Class A-1 Pool Factor                .83399921

     (12) Class A-2 Principal Balance            58,500,000.00  1000.0000000
     (12a)      Class A-2 Pool Factor               1.00000000

     (13) Class A-3 Principal Balance            31,600,000.00  1000.0000000
     (13a)      Class A-3 Pool Factor               1.00000000

     (14) Class A-4 Principal Balance            70,240,000.00  1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 3

                                   CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 1/17/97

     (14a) Class A-4 Pool Factor                 1.00000000
     (15)  Class A-5 Principal Balance        81,860,000.00    1000.0000000
     (15a) Class A-5 Pool Factor                 1.00000000

     (16)  Unpaid Class A Principal Shortfall
           if any)following current Remittance Date                     .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (17)  31-59 days                          5,238,235.74             174

     (18)  60 days or more                     5,292,207.89             171

     (19)  Current Month Repossessions         1,323,492.61              46

     (20)  Repossession Inventory              4,632,493.35             159

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

     (21)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                         1.20%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                            1.06%

     (22) Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                         1.19%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                            1.08%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 4

                                 CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 1/17/97

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from March 1, 2000 to
          February 28, 2001, 6.5% from March 1, 2001 to
          February 28, 2002, 8.5% from March 1, 2002 to
          February 28, 2003 and 9.5% thereafter)                    .01%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date
                                                             107,497.40
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                      .27%

(25)     Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                            17.82%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $9,305,367.00                                 .00

  (b)    Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                           8.39%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 5

                                   CUSIP#'S  393505-LX8
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 1/17/97

                                               Total $         Per $1,000
                                                Amount           Original
                                              ----------      -------------

CLASS M1 CERTIFICATES
---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                        1,293,993.11

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.60%,
           unless Weighted Average Contract
           Rate is below 7.60%)                     7.60%
      b.  Class M-1 Interest                  265,050.00        6.33333333

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                             .00                 0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                             .00                 0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall        .00                 0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall        .00                 0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                        .00               N/A
      b.  Principal Prepayments                      .00               N/A
      c.  Liquidated Contracts                       .00               N/A
      d.  Repurchases                                .00               N/A

(34)  Class M-1 Principal Balance          41,850,000.00     1000.00000000
(34a) Class M-1 Pool Factor                   1.00000000

(35)  Class M-1 Percentage for such Remittance
      Date                                           .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 6

                                  CUSIP#'S   393505-LY6,LZ3
                                  TRUST ACCOUNT #13223001
                                  REMITTANCE DATE: 1/17/97

(36) Class M-1 Percentage for the following
     Remittance Date                                 .00%

(37) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                        .00            0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                       .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                           .00

                                               Total $              Per $1,000
                                                Amount               Original
                                              ----------           ------------

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                        1,028,943.11

(2)   Class B-1 Remittance Rate (7.55% unless
      Weighted Average Contract Rate is
      below 7.55%)                                  7.55%

(3)   Aggregate Class B1 Interest             117,025.00            6.29166667

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                          .00                   .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                             .00                   .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 7

                                  CUSIP#'S   393505-LY6, LZ3
                                  TRUST ACCOUNT #13223001
                                  REMITTANCE DATE: 1/17/97

                                              Total $      Per $1,000
                                               Amount        Original
                                             ----------    -----------

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                        .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance
      Date                                     .00

(8a)  Class B Percentage for such
      Remittance Date                          .00

(8b)  Class B Percentage for the following
      Remittance Date                          .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)   .00

(10a) Class B1 Principal Shortfall             .00

(10b) Unpaid Class B1 Principal Shortfall      .00

(11)  Class B Principal Balance           37,218,332.00

(12)  Class B1 Principal Balance          18,600,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available             911,918.11

(14)  Class B-2 Remittance Rate (7.90%
      unless Weighted Average Contract
      Rate is less than 7.90%)                     7.90%

(15)  Aggregate Class B2 Interest            122,570.69     6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 8

                                   CUSIP#'S  393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 1/17/97

                                                Total $     Per $1,000
                                                 Amount      Original
                                               ----------  ------------

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                       .00          .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                          .00          .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                        .00

(19)  Class B2 Principal Liquidation Loss Amount  .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                        .00

(21)  Guarantee Payment                           .00

(22)  Class B2 Principal Balance        18,618,332.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                     184,831.88

(24)   3% Guarantee Fee                    604,515.54

(25)  Class C Residual Payment                    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 9

                                 CUSIP#'S  393505-LY6, LZ3
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 1/17/97


(26)  Class M-1 Interest Deficiency on such
      Remittance Date                          .00
(27)  Class B-1 Interest Deficiency on such
      Remittance Date                          .00

(28)  Repossessed Contracts           1,323,492.61

(29)  Repossessed Contracts Remaining
      in Inventory                    4,632,493.35

(30)  Weighted Average Contract Rate       9.82939

                                     GTFC
                                    1996-2
                                 December 1996
                              Defaulted Contracts

                                                                   Estimated
                                                                    Loss At
Account#           Principal       Interest        Amount         Sale Date
--------           ----------      ---------     -----------     -----------
21319319           31,842.49         191.85       32,034.34       11,468.60
27321046           18,967.54         114.27       19,081.81       11,931.51
27321065           33,667.90         202.84       33,870.74       12,155.15
52312191           53,892.51         324.70       54,217.21       12,671.55
72309100           43,207.94         260.32       43,468.26       11,901.71
80318101           11,749.53          70.79       11,820.32        5,621.63
80318281           18,755.38         113.00       18,868.38       11,004.20
93314672           17,058.84         102.77       17,161.61        5,821.69
96321183           27,104.17         163.30       27,267.47        9,655.05
97329925           28,641.07         172.56       28,813.63       11,197.11

TOTALS           $284,887.37      $1,716.40     $286,603.77     $103,428.20
                 ===========      =========     ===========     ===========